UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 18, 2024
SILICON LABORATORIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 416-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SLAB	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 18, 2024, Silicon Laboratories Inc. (the “Company”) held its Annual Meeting of Stockholders. The matters voted upon at the meeting and the results of those votes were as follows:

Proposal 1 – Election of Class II directors to serve on the Board of Directors

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Matt Johnson	28,225,492	22,963	16,117	1,433,458
Sumit Sadana	26,473,191	1,761,146	30,235	1,433,458
Gregg Lowe	27,612,270	622,153	30,148	1,433,459

Proposal 2 – Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 28, 2024

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
28,517,491	1,113,526	67,013	—

Proposal 3 — Approval, by non-binding vote, of the compensation of the Company's Named Executive Officers as disclosed in the Company's Proxy Statement

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
27,672,657	559,841	32,075	1,433,457

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

April 19, 2024	/s/ Mark D. Mauldin
Date	Mark D. Mauldin
Interim Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)